UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant         ☒

Filed by a Party other than the Registrant         ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

RF INDUSTRIES, LTD.
(Name of Registrant as Specified in its Charter)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

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Your **Vote** Counts!

RF INDUSTRIES, LTD.

2026 Annual Meeting
Vote by September 9, 2026
11:59 PM ET

RFI

RF INDUSTRIES, LTD.
16868 VIA DEL CAMPO COURT, SUITE 200
SAN DIEGO, CA 92127

T01945-P55245

You invested in RF INDUSTRIES, LTD. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on September 10, 2026.**

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

September 10, 2026
11:00 AM ET

300 Interpace Parkway
Parsippany, New Jersey 07054

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect one member of the Company's Board of Directors to serve until the 2029 Annual Meeting of Stockholders.	
	Nominee:	
1a.	Gerald T. Garland	For
2.	To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers.	For
3.	To ratify the appointment of CohnReznick LLP as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2026.	For

NOTE: Also includes authorization to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

T01946-P55245